Exhibit 99

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment sales and operating income, and the reconciliation of segment operating income to Income (Loss) before Income Taxes, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,
(In millions)	2004	2004	2004	2004
Net Sales
North American Tire	$1,938.3	$2,170.5	$2,257.0	$2,202.8
European Union Tire	1,110.7	1,060.4	1,084.7	1,220.4
Eastern Europe, Middle East and Africa Tire	283.0	300.8	344.6	350.6
Latin American Tire	302.6	291.4	315.7	335.7
Asia/Pacific Tire	322.6	328.0	319.9	341.5

Total Tires	3,957.2	4,151.1	4,321.9	4,451.0
Engineered Products	344.7	368.1	377.2	380.3

Total Segment Sales	4,301.9	4,519.2	4,699.1	4,831.3
Other	—	0.2	15.1	3.6

	$4,301.9	$4,519.4	$4,714.2	$4,834.9

Segment Operating Income
North American Tire	$(24.0)	$40.6	$27.6	$29.3
European Union Tire	69.8	56.7	68.4	57.8
Eastern Europe, Middle East and Africa Tire	42.6	45.8	59.8	45.6
Latin American Tire	61.7	61.8	63.9	63.8
Asia/Pacific Tire	8.4	16.6	19.5	16.6

Total Tires	158.5	221.5	239.2	213.1
Engineered Products	22.0	32.8	34.0	24.4

Total Segment Operating Income	180.5	254.3	273.2	237.5
Rationalizations and asset sales	(21.0)	(8.3)	(27.1)	(3.4)
Accelerated depreciation, asset impairment and writeoffs	(4.3)	(0.6)	(2.2)	(3.3)
Interest expense	(84.1)	(88.5)	(95.7)	(100.5)
Foreign currency exchange	(6.0)	2.1	(10.6)	(8.9)
Minority interest in net (income) loss of subsidiaries	(6.1)	(18.6)	(18.7)	(14.4)
Financing fees and financial instruments	(33.3)	(27.2)	(29.2)	(26.8)
Equity in earnings (losses) of corporate affiliates	(0.1)	0.7	0.4	—
General and product liability — discontinued products	(9.2)	(8.0)	(8.1)	(27.4)
Expenses for insurance fire loss deductibles	(11.7)	—	—	—
Professional fees — investigation and restatement	(15.3)	(9.0)	(2.2)	(3.7)
Professional fees — Sarbanes-Oxley	(1.3)	(0.7)	(10.5)	(5.7)
Expenses for environmental remediation	(3.0)	(2.0)	(3.2)	(3.5)
Environmental insurance settlement	—	—	—	156.6
Other	(6.4)	(4.5)	0.7	(9.0)

Income (Loss) before Income Taxes	$(21.3)	$89.7	$66.8	$187.5

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment sales and operating income, and the reconciliation of segment operating income to Income (Loss) before Income Taxes, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

	Year to Date
	March 31,	June 30,	Sept. 30,	Dec. 31,
(In millions)	2004	2004	2004	2004
Net Sales
North American Tire	$1,938.3	$4,108.8	$6,365.8	$8,568.6
European Union Tire	1,110.7	2,171.1	3,255.8	4,476.2
Eastern Europe, Middle East and Africa Tire	283.0	583.8	928.4	1,279.0
Latin American Tire	302.6	594.0	909.7	1,245.4
Asia/Pacific Tire	322.6	650.6	970.5	1,312.0

Total Tires	3,957.2	8,108.3	12,430.2	16,881.2
Engineered Products	344.7	712.8	1,090.0	1,470.3

Total Segment Sales	4,301.9	8,821.1	13,520.2	18,351.5
Other	—	0.2	15.3	18.9

	$4,301.9	$8,821.3	$13,535.5	$18,370.4

Segment Operating Income
North American Tire	$(24.0)	$16.6	$44.2	$73.5
European Union Tire	69.8	126.5	194.9	252.7
Eastern Europe, Middle East and Africa Tire	42.6	88.4	148.2	193.8
Latin American Tire	61.7	123.5	187.4	251.2
Asia/Pacific Tire	8.4	25.0	44.5	61.1

Total Tires	158.5	380.0	619.2	832.3
Engineered Products	22.0	54.8	88.8	113.2

Total Segment Operating Income	180.5	434.8	708.0	945.5
Rationalizations and asset sales	(21.0)	(29.3)	(56.4)	(59.8)
Accelerated depreciation, asset impairment and writeoffs	(4.3)	(4.9)	(7.1)	(10.4)
Interest expense	(84.1)	(172.6)	(268.3)	(368.8)
Foreign currency exchange	(6.0)	(3.9)	(14.5)	(23.4)
Minority interest in net (income) loss of subsidiaries	(6.1)	(24.7)	(43.4)	(57.8)
Financing fees and financial instruments	(33.3)	(60.5)	(89.7)	(116.5)
Equity in earnings (losses) of corporate affiliates	(0.1)	0.6	1.0	1.0
General and product liability — discontinued products	(9.2)	(17.2)	(25.3)	(52.7)
Expenses for insurance fire loss deductibles	(11.7)	(11.7)	(11.7)	(11.7)
Professional fees — investigation and restatement	(15.3)	(24.3)	(26.5)	(30.2)
Professional fees — Sarbanes-Oxley	(1.3)	(2.0)	(12.5)	(18.2)
Expenses for environmental remediation	(3.0)	(5.0)	(8.2)	(11.7)
Environmental insurance settlement	—	—	—	156.6
Other	(6.4)	(10.9)	(10.2)	(19.2)

Income (Loss) before Income Taxes	$(21.3)	$68.4	$135.2	$322.7

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment sales and operating income, and the reconciliation of segment operating income to Income (Loss) before Income Taxes, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,
(In millions)	2003	2003	2003	2003
Net Sales
North American Tire	$1,714.0	$1,816.4	$1,929.7	$1,819.1
European Union Tire	928.6	961.7	985.6	1,045.6
Eastern Europe, Middle East and Africa	227.4	268.6	283.2	294.2
Latin American Tire	231.7	258.3	262.1	288.9
Asia/Pacific Tire	140.7	149.1	140.1	151.9

Total Tires	3,242.4	3,454.1	3,600.7	3,599.7
Engineered Products	291.9	299.0	299.9	312.9

Total Segment Sales	3,534.3	3,753.1	3,900.6	3,912.6
Other	12.2	1.0	6.1	2.2

	$3,546.5	$3,754.1	$3,906.7	$3,914.8

Segment Operating Income
North American Tire	$(59.7)	$(8.0)	$(37.5)	$2.7
European Union Tire	22.6	37.7	49.2	20.3
Eastern Europe, Middle East and Africa Tire	20.9	34.4	43.5	47.8
Latin American Tire	26.8	34.0	44.0	43.8
Asia/Pacific Tire	13.2	12.7	10.3	13.7

Total Tires	23.8	110.8	109.5	128.3
Engineered Products	(8.7)	20.1	13.6	21.8

Total Segment Operating Income	15.1	130.9	123.1	150.1
Rationalizations and asset sales	(60.4)	(30.1)	(60.2)	(165.9)
Accelerated depreciation, asset impairment and writeoffs	(7.5)	(0.7)	(0.5)	(124.1)
Interest expense	(58.4)	(82.4)	(78.9)	(76.6)
Foreign currency exchange	(1.8)	(18.6)	(10.9)	(9.4)
Minority interest in net (income) loss of subsidiaries	(9.4)	(12.7)	(8.7)	(2.0)
Financing fees and financial instruments	(28.0)	(25.1)	(18.8)	(27.5)
Equity in earnings (losses) of corporate affiliates	(4.5)	(4.2)	(2.1)	(7.5)
General and product liability — discontinued products	(19.1)	9.1	(62.5)	(65.6)
Professional fees — investigation and restatement	—	—	—	(6.3)
Professional fees — Sarbanes-Oxley	—	—	(0.1)	—
Expenses for environmental remediation	(2.5)	(1.5)	4.5	(0.5)
Other	7.7	(7.7)	(3.3)	(24.8)

Income (Loss) before Income Taxes	$(168.8)	$(43.0)	$(118.4)	$(360.1)

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment sales and operating income, and the reconciliation of segment operating income to Income (Loss) before Income Taxes, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

	Year to Date
	March 31,	June 30,	Sept. 30,	Dec. 31,
(In millions)	2003	2003	2003	2003
Net Sales
North American Tire	$1,714.0	$3,530.4	$5,460.1	$7,279.2
European Union Tire	928.6	1,890.3	2,875.9	3,921.5
Eastern Europe, Middle East and Africa Tire	227.4	496.0	779.2	1,073.4
Latin American Tire	231.7	490.0	752.1	1,041.0
Asia/Pacific Tire	140.7	289.8	429.9	581.8

Total Tires	3,242.4	6,696.5	10,297.2	13,896.9
Engineered Products	291.9	590.9	890.8	1,203.7

Total Segment Sales	3,534.3	7,287.4	11,188.0	15,100.6
Other	12.2	13.2	19.3	21.5

	$3,546.5	$7,300.6	$11,207.3	$15,122.1

Segment Operating Income
North American Tire	$(59.7)	$(67.7)	$(105.2)	$(102.5)
European Union Tire	22.6	60.3	109.5	129.8
Eastern Europe, Middle East and Africa Tire	20.9	55.3	98.8	146.6
Latin American Tire	26.8	60.8	104.8	148.6
Asia/Pacific Tire	13.2	25.9	36.2	49.9

Total Tires	23.8	134.6	244.1	372.4
Engineered Products	(8.7)	11.4	25.0	46.8

Total Segment Operating Income	15.1	146.0	269.1	419.2
Rationalizations and asset sales	(60.4)	(90.5)	(150.7)	(316.6)
Accelerated depreciation, asset impairment and writeoffs	(7.5)	(8.2)	(8.7)	(132.8)
Interest expense	(58.4)	(140.8)	(219.7)	(296.3)
Foreign currency exchange	(1.8)	(20.4)	(31.3)	(40.7)
Minority interest in net (income) loss of subsidiaries	(9.4)	(22.1)	(30.8)	(32.8)
Financing fees and financial instruments	(28.0)	(53.1)	(71.9)	(99.4)
Equity in earnings (losses) of corporate affiliates	(4.5)	(8.7)	(10.8)	(18.3)
General and product liability — discontinued products	(19.1)	(10.0)	(72.5)	(138.1)
Professional fees — investigation and restatement	—	—	—	(6.3)
Professional fees — Sarbanes-Oxley	—	—	(0.1)	(0.1)
Expenses for environmental remediation	(2.5)	(4.0)	0.5	—
Other	7.7	—	(3.3)	(28.1)

Income (Loss) before Income Taxes	$(168.8)	$(211.8)	$(330.2)	$(690.3)

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment sales and operating income, and the reconciliation of segment operating income to Income (Loss) before Income Taxes, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

(In millions)	2004	2003	2002
Net Sales
North American Tire	$8,568.6	$7,279.2	$7,097.7
European Union Tire	4,476.2	3,921.5	3,319.4
Eastern Europe, Middle East and Africa Tire	1,279.0	1,073.4	807.1
Latin American Tire	1,245.4	1,041.0	947.7
Asia/Pacific Tire	1,312.0	581.8	531.3

Total Tires	16,881.2	13,896.9	12,703.2
Engineered Products	1,470.3	1,203.7	1,126.3

Total Segment Sales	18,351.5	15,100.6	13,829.5
Other	18.9	21.5	26.5

	$18,370.4	$15,122.1	$13,856.0

Segment Operating Income
North American Tire	$73.5	$(102.5)	$(21.5)
European Union Tire	252.7	129.8	101.1
Eastern Europe, Middle East and Africa Tire	193.8	146.6	93.2
Latin American Tire	251.2	148.6	107.6
Asia/Pacific Tire	61.1	49.9	43.7

Total Tires	832.3	372.4	324.1
Engineered Products	113.2	46.8	39.0

Total Segment Operating Income	945.5	419.2	363.1
Rationalizations and asset sales	(59.8)	(316.6)	22.5
Accelerated depreciation, asset impairment and asset write-offs	(10.4)	(132.8)	—
Interest expense	(368.8)	(296.3)	(242.7)
Foreign currency exchange	(23.4)	(40.7)	8.7
Minority interest in net (income) loss of subsidiaries	(57.8)	(32.8)	(55.6)
Financing fees and financial instruments	(116.5)	(99.4)	(48.4)
Equity in earnings (losses) of corporate affiliates	1.0	(18.3)	(15.7)
General and product liability — discontinued products	(52.7)	(138.1)	(33.8)
Expenses for insurance fire loss deductibles	(11.7)	—	—
Professional fees — investigation and restatement	(30.2)	(6.3)	—
Professional fees — Sarbanes-Oxley	(18.2)	(0.1)	—
Expenses for environmental remediation	(11.7)	—	(8.3)
Environmental insurance settlement	156.6	—	—
Other	(19.2)	(28.1)	(8.8)

Income (Loss) before Income Taxes	$322.7	$(690.3)	$(19.0)

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment assets at December 31, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

(In millions)	2004	2003
Assets
North American Tire	$5,692.5	$5,687.3
European Union Tire	4,264.0	4,001.9
Eastern Europe, Middle East and Africa Tire	1,315.1	1,102.7
Latin American Tire	845.6	710.0
Asia/Pacific Tire	1,153.8	669.5

Total Tires	13,271.0	12,171.4
Engineered Products	764.7	680.5

Total Segment Assets	14,035.7	12,851.9
Corporate	2,497.6	1,849.2

	$16,533.3	$14,701.1

Portions of the items included in the Rationalizations and Other (Income) and Expense footnotes, were not charged (credited) to the SBUs for performance evaluation purposes but were attributable to the SBUs, on a pro forma basis reflecting the integration of Chemical Products into North American Tire, as follows:

(In millions)	2004	2003	2002
Rationalizations
North American Tire	$8.4	$191.9	$(1.9)
European Union Tire	23.1	54.3	(0.4)
Eastern Europe, Middle East and Africa Tire	3.6	(0.1)	(0.4)
Latin American Tire	(1.7)	10.0	—
Asia/Pacific Tire	—	—	(1.7)

Total Tires	33.4	256.1	(4.4)
Engineered Products	22.8	29.4	4.6

Total Segment Rationalizations	56.2	285.5	0.2
Corporate	(0.6)	6.0	5.3

	$55.6	$291.5	$5.5

Other (Income) and Expense
North American Tire	$13.2	$3.8	$4.1
European Union Tire	(6.2)	1.5	(13.7)
Eastern Europe, Middle East and Africa Tire	0.1	—	—
Latin American Tire	—	(2.0)	(13.7)
Asia/Pacific Tire	—	(2.1)	—

Total Tires	7.1	1.2	(23.3)
Engineered Products	(2.5)	6.3	(0.6)

Total Segment Other (Income) and Expense	4.6	7.5	(23.9)
Corporate	3.6	255.9	80.7

	$8.2	$263.4	$56.8

THE GOODYEAR TIRE & RUBBER COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
Unaudited

The following table presents segment capital expenditures, depreciation and amortization, on a pro forma basis reflecting the integration of Chemical Products into North American Tire:

(In millions)	2004	2003	2002
Capital Expenditures
North American Tire	$171.2	$144.0	$250.5
European Union Tire	111.6	84.5	84.8
Eastern Europe, Middle East and Africa Tire	56.4	31.7	20.2
Latin American Tire	64.6	35.3	19.3
Asia/Pacific Tire	66.6	48.7	30.2

Total Tires	470.4	344.2	405.0
Engineered Products	28.1	16.8	21.3

Total Segment Capital Expenditures	498.5	361.0	426.3
Corporate	20.1	14.4	31.8

	$518.6	$375.4	$458.1

Depreciation and Amortization
North American Tire	$303.3	$313.7	$310.0
European Union Tire	129.7	120.4	119.6
Eastern Europe, Middle East and Africa Tire	45.8	44.1	44.2
Latin American Tire	24.3	19.6	23.4
Asia/Pacific Tire	51.6	30.9	29.5

Total Tires	554.7	528.7	526.7
Engineered Products	32.9	39.1	33.1

Total Segment Depreciation and Amortization	587.6	567.8	559.8
Corporate	41.1	123.8	45.5

	$628.7	$691.6	$605.3